EXHIBIT 99.1

Accrued Interest Date:                                Collection Period Ending:
26-Dec-03                                                           31-Dec-03

Distribution Date:     BMW VEHICLE OWNER TRUST 2001-A                Period #
                       ------------------------------
26-Jan-04                                                                32

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

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Balances
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                                                                                             Initial                  Period End
      Receivables                                                                     $1,489,992,840                $246,931,636
      Pre-Funding Account                                                                $99,965,067                          $0
      Capitalized Interest Account                                                        $1,045,665                          $0
      Reserve Account                                                                    $22,349,893                 $11,924,684
      Yield Supplement Overcollateralization                                              $8,157,907                    $890,870
      Class A-1 Notes                                                                   $329,000,000                          $0
      Class A-2 Notes                                                                   $448,000,000                          $0
      Class A-3 Notes                                                                   $499,000,000                          $0
      Class A-4 Notes                                                                   $274,000,000                $214,240,765
      Class B Notes                                                                      $31,800,000                 $31,800,000

Current Collection Period
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      Beginning Receivables Outstanding                                                 $268,869,021
      Calculation of Total Distribution Amount
           Regular Principal Distributable Amount
                Receipts of Scheduled Principal                                          $13,975,526
                Receipts of Pre-Paid Principal                                            $7,312,841
                Liquidation Proceeds                                                        $306,341
                Principal Balance Allocable to Gross Charge-offs                            $342,677
                Release from Pre-Funding Account                                                  $0
           Total Receipts of Principal                                                   $21,937,385

           Interest Distribution Amount
                Receipts of Interest                                                      $1,650,554
                Servicer Advances                                                                 $0
                Reimbursement of Previous Servicer Advances                                 ($92,973)
                Accrued Interest on Purchased Receivables                                         $0
                Recoveries                                                                   $71,453
                Capitalized Interest Payments                                                     $0
                Net Investment Earnings                                                       $8,881
           Total Receipts of Interest                                                     $1,637,915

           Release from Reserve Account                                                           $0

      Total Distribution Amount                                                          $23,232,623

      Ending Receivables Outstanding                                                    $246,931,636

Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                             $1,821,917
      Current Period Servicer Advance                                                             $0
      Current Reimbursement of Previous Servicer Advance                                    ($92,973)
      Ending Period Unreimbursed Previous Servicer Advances                               $1,728,944

Collection Account
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      Deposits to Collection Account                                                     $23,232,623
      Withdrawals from Collection Account
           Servicing Fees                                                                   $224,058
           Class A Noteholder Interest Distribution                                       $1,005,259
           First Priority Principal Distribution                                                  $0
           Class B Noteholder Interest Distribution                                         $144,690
           Regular Principal Distribution                                                $21,827,909
           Reserve Account Deposit                                                                $0
           Unpaid Trustee Fees                                                                    $0
           Excess Funds Released to Depositor                                                $30,707
      Total Distributions from Collection Account                                        $23,232,623


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Excess Funds Released to the Depositor
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           Release from Reserve Account                                         $0
           Release from Collection Account                                 $30,707
      Total Excess Funds Released to the Depositor                         $30,707

Note Distribution Account
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      Amount Deposited from the Collection Account                     $22,977,858
      Amount Deposited from the Reserve Account                                 $0
      Amount Paid to Noteholders                                       $22,977,858

Distributions
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      Monthly Principal Distributable Amount                     Current Payment     Ending Balance    Per $1,000       Factor
      Class A-1 Notes                                                         $0                 $0         $0.00        0.00%
      Class A-2 Notes                                                         $0                 $0         $0.00        0.00%
      Class A-3 Notes                                                         $0                 $0         $0.00        0.00%
      Class A-4 Notes                                                $21,827,909       $214,240,765        $79.66       78.19%
      Class B Notes                                                           $0        $31,800,000         $0.00      100.00%

      Interest Distributable Amount                              Current Payment         Per $1,000
      Class A-1 Notes                                                         $0              $0.00
      Class A-2 Notes                                                         $0              $0.00
      Class A-3 Notes                                                         $0              $0.00
      Class A-4 Notes                                                 $1,005,259              $3.67
      Class B Notes                                                     $144,690              $4.55



Carryover Shortfalls
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                                                                         Prior
                                                                     Period Carryover  Current Payment    Per $1,000
      Class A-1 Interest Carryover Shortfall                                  $0               $0            $0
      Class A-2 Interest Carryover Shortfall                                  $0               $0            $0
      Class A-3 Interest Carryover Shortfall                                  $0               $0            $0
      Class A-4 Interest Carryover Shortfall                                  $0               $0            $0
      Class B Interest Carryover Shortfall                                    $0               $0            $0


Receivables Data
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                                                                 Beginning Period      Ending Period
      Number of Contracts                                                 26,681             25,538
      Weighted Average Remaining Term                                      22.20              21.40
      Weighted Average Annual Percentage Rate                              7.60%              7.61%

      Delinquencies Aging Profile End of Period                    Dollar Amount         Percentage
           Current                                                  $209,158,141             84.70%
           1-29 days                                                 $29,052,034             11.77%
           30-59 days                                                 $6,356,633              2.57%
           60-89 days                                                 $1,246,920              0.50%
           90-119 days                                                  $334,880              0.14%
           120+ days                                                    $783,028              0.32%
           Total                                                    $246,931,636            100.00%
           Delinquent Receivables +30 days past due                   $8,721,461              3.53%


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      Charge-offs
           Gross Principal Charge-Offs for Current Period               $342,677
           Recoveries for Current Period                                 $71,453
           Net Losses for Current Period                                $271,225

           Cumulative Realized Losses                                 $8,735,861


      Repossessions                                                Dollar Amount       Units
           Beginning Period Repossessed Receivables Balance             $725,646          43
           Ending Period Repossessed Receivables Balance                $515,942          35
           Principal Balance of 90+ Day Repossessed Vehicles             $39,298           1



Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                $1,000,346
      Beginning Period Amount                                         $1,000,346
      Ending Period Required Amount                                     $890,870
      Current Period Release                                            $109,476
      Ending Period Amount                                              $890,870
      Next Distribution Date Required Amount                            $789,113

Capitalized Interest Account
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      Beginning Period Required Amount                                        $0
      Beginning Period Amount                                                 $0
      Net Investment Earnings                                                 $0
      Current Period Release to Depositor                                     $0
      Ending Period Required Amount                                           $0
      Ending Period Amount                                                    $0


Pre-Funding Account
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      Beginning Period Amount                                                 $0
      Net Investment Earnings                                                 $0
      Release to Servicer for Additional Loans                                $0
      Current Period Release for Deposit to Collection Account                $0
      Ending Period Amount                                                    $0

Reserve Account
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      Beginning Period Required Amount                               $11,924,684
      Beginning Period Amount                                        $11,924,684
      Net Investment Earnings                                             $8,881
      Current Period Deposit                                                  $0
      Current Period Release to Collection Account                            $0
      Current Period Release to Depositor                                     $0
      Ending Period Required Amount                                  $11,924,684
      Ending Period Amount                                           $11,924,684

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